UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

CENTER COAST CORE MLP FUND I, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice to Members of
Center Coast Core MLP Fund I, LLC (the “Fund”)

December 12, 2017

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.                                   Why am I receiving this Proxy Statement?

A.                                    You are being asked to vote on several important matters affecting the Fund:

(1)                                 Approval of a New Investment Advisory Agreement. Center Coast Capital Advisors, LP (the “Advisor”) serves as the Fund’s investment adviser. Center Coast Capital Holdings, LLC (“Center Coast”), the parent company of the Advisor, recently announced its intention to be acquired by Brookfield Investment Management Inc. (“BIM”), a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”) (the “Transaction”). The closing of the Transaction will be deemed to cause an “assignment” of the current investment management agreement between the Advisor and the Fund. In order to provide for continuity of advisory services for the Fund after the closing of the Transaction, the Board of Managers of the Fund (the “Board” or “Board of Managers”) is requesting that you vote to approve a new investment advisory agreement between the Fund and BIM pursuant to which the current portfolio managers of the Fund, who will become employees of BIM upon the closing of the Transaction, would continue to manage the Fund.

(2)                                 Approval of Manager Nominees. In connection with the Transaction, the Board of Managers has nominated for election five manager nominees (“Manager Nominees”). Each Manager Nominee currently serves as a member of the boards of the funds in the Brookfield fund complex. The Board of Managers believes that election of the Manager Nominees will facilitate the integration of the Fund into the Brookfield fund complex. If elected by members, upon the closing of the Transaction the Manager Nominees would be seated as managers of the Fund and the term of each current manager would end. The election of the Manager Nominees is contingent on the closing of the Transaction. If the Transaction is not consummated, the Manager Nominees will not join the Board of Managers. Information regarding each Manager Nominee is included in the enclosed proxy statement.

The proposals will be presented to members at a Special Meeting of Members to be held on January 23, 2018. The Proxy Statement includes a detailed discussion of the proposals, which we recommend you read carefully.

The Board of Managers, including the Independent Managers, unanimously recommends that you vote FOR each proposal.

Your vote is very important, regardless of how many units you own. We encourage you to participate in the Fund’s governance by returning your vote as soon as possible. If enough members do not cast their votes, the Fund may not be able to hold its meeting or the vote on each proposal, and additional solicitation efforts may be needed in order to obtain sufficient member participation.

Q.                                   How will I as a Fund member be affected by the Transaction?

A.                                    Your Fund investment will not change as a result of the acquisition of Center Coast by Brookfield. You will still own the same Fund units before and after the Transaction. While BIM will replace the Advisor as investment adviser to the Fund, the current portfolio managers of the Fund will become employees of BIM and will continue to manage the Fund according to the same objectives and policies as before, and do not anticipate any significant changes to the Fund’s investment operations. Members may benefit as a result of the Center Coast team being able to take advantage of the depth and breadth of personnel, resources and experience of the broader BIM and Brookfield organizations. The integration of the Fund into the Brookfield fund complex may benefit Fund members through operating efficiencies and increased administrative support.

BIM is an investment adviser registered with the Securities and Exchange Commission and represents the Public Securities platform of Brookfield. BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of September 30, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with over $265 billion of assets under management as of September 30, 2017.

Q.                                   Will there be any change to the Fund’s management fee?

A.                                    No. There will be no changes to the Fund’s management fee. Certain other changes to the terms of the investment management agreement are described in the enclosed proxy statement.

Q.                                   What will happen if members of the Fund do not approve the new investment advisory agreement before consummation of the Transaction?

A.                                    Consent of each registered investment company managed by the Advisor, including the Fund, is a condition to the closing of the Transaction. For purposes of satisfying this consent condition, the Fund will be deemed to have consented only if members approve the new investment advisory agreement and the election of the Manager Nominees. Therefore, the Transaction is not expected to be consummated prior to approval by members of the new investment advisory agreement. However, if members have not yet approved the new investment advisory agreement and BIM were to waive the applicable closing condition, BIM may manage the Fund under an interim investment advisory agreement, but must place its compensation for its services during this interim period in escrow, pending member approval of the new investment advisory agreement. The Board of Managers urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.                                   Who do I call if I have questions?

A.                                    If you need any assistance, or have any questions regarding the proposals or how to vote your units, please call Investor Relations at Center Coast at (713) 759-1400 with your proxy material.

Q.                                   How do I vote my units?

A.                                    You can vote your units by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

Q.                                   Will anyone contact me?

A.                                    You may receive a call from officers of the Fund or officers and employees of the Advisor to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

CENTER COAST CORE MLP FUND I, LLC

1600 Smith Street, Suite 3800

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF MEMBERS

To be held on January 23, 2018

Notice is hereby given to holders of units of limited liability company interest (“Units”) of Center Coast Core MLP Fund I, LLC (the “Fund”) that a special meeting of members of the Fund (the “Meeting”) will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002 on Tuesday, January 23, 2018, at 3:30 p.m. (Central time). The Meeting is being held for the following purposes:

1.              To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2.              To elect the manager nominees named in the accompanying proxy statement (Messrs. David Levi, Edward Kuczmarski, Stuart A. McFarland, Louis P. Salvatore and Ms. Heather S. Goldman) to hold office until successors have been elected and qualified.

3.              To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF MANAGERS OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND “FOR” EACH OF THE MANAGER NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT.

The Board has fixed the close of business on November 30, 2017 as the record date for the determination of members entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof.

It is important that your units be represented at the Meeting in person or by proxy. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so you will be represented at the Meeting. If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Thank you for your consideration of the proposals. We value you as a member and look forward to our continued relationship.

By order of the Board:

/s/ Dan C. Tutcher
Dan C. Tutcher
Manager, President and Chief Executive Officer

Houston, Texas

December 12, 2017

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD PROMPTLY.

IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF UNITS, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE MEETING IN PERSON

AND YOU HOLD YOUR UNITS THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF UNITS, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR UNITS IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE MEETING.

CENTER COAST CORE MLP FUND I, LLC

PROXY STATEMENT

FOR

SPECIAL MEETING OF MEMBERS

To be held on January 23, 2018

This proxy statement (“Proxy Statement”) is furnished to the holders of units of limited liability company interest (“Units”) of Center Coast Core MLP Fund I, LLC (the “Fund”) in connection with the solicitation by the Board of Managers of the Fund (the “Board” or the “Board of Managers”) of proxies to be voted at the special meeting of members of the Fund to be held on Tuesday, January 23, 2018 and any adjournments, postponements or delays thereof (the “Meeting”). The Meeting will be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, January 23, 2018, at 3:30 p.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Members (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact Investor Relation at Center Coast at    (713) 759-1400.

The Fund will furnish to any member, without charge, a copy of the Fund’s most recent annual report to members upon request. Requests should be directed to the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, or by calling (713) 759-1400.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s members on or about December 12, 2017.

The Meeting is being held for the following purposes:

1.              To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.

2.              To elect the manager nominees named in the accompanying proxy statement (Messrs. David Levi, Edward Kuczmarski, Stuart A. McFarland, Louis P. Salvatore and Ms. Heather S. Goldman) to hold office until successors have been elected and qualified.

3.              To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The Board unanimously recommends that you vote “FOR” approval of the new investment advisory agreement and “FOR” each of the manager nominees named in this proxy statement.

Members of record of the Fund at the close of business on November 30, 2017 (the “Record Date”) are entitled to be present at the Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Unit is entitled to one vote on each Proposal. Units represented by duly executed proxies will be voted in accordance with your instructions. At the close of business on the Record Date, the Fund had 5,555.655 Units outstanding.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Units will be represented at the Meeting.

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Units, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Units through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Units, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Units in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at (713) 759-1400 to obtain directions to the site of the Meeting.

All Units represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Meeting, your Units will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Units will be voted in accordance with the Board’s recommendation.

Members who execute proxy cards may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Units in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Units on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 2 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Units voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Units that does not specify how the beneficial owner’s Units should be voted on the proposal may be deemed an instruction to vote such Units in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Units without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Under an investment management agreement between Center Coast Capital Advisors, LP (the “Advisor”) and the Fund, dated as of May 31, 2011 (the “Current Advisory Agreement”), the Advisor serves as the Fund’s investment adviser and is responsible for the management of the Fund. The Current Advisory Agreement was approved by the initial member of the Fund on May 31, 2011 and the continuation of the Current Advisory Agreement was last approved by the Board of Managers on May 25, 2017.

On October 9, 2017, Center Coast Capital Holdings, LLC (“Center Coast”) and the equity holders of Center Coast (including Dan C. Tutcher, Founder and Principal Center Coast and Trustee, President, Chief Executive Officer of the Fund) entered into a Membership Units Purchase Agreement (the “Purchase Agreement”) with Brookfield Ranger I LLC (“Acquisition Co.”) and Brookfield Investment Management Inc. (“BIM”) pursuant to which BIM, through its wholly-owned subsidiary, Acquisition Co., would acquire Center Coast (the “Transaction”), for an aggregate purchase price that includes approximately $84 million of initial cash consideration, subject to certain pre-closing and post-closing purchase price adjustments as set forth in the Purchase Agreement, plus additional contingent consideration payments to be paid in years two and four following the closing of the transaction calculated based on the performance of the business and subject to certain conditions as set forth in the Purchase Agreement.

BIM is an investment adviser registered with the SEC and represents the Public Securities platform of Brookfield. BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of September 30, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with over $265 billion of assets under management as of September 30, 2017.

Following the closing of the Transaction, the Center Coast team would become part of the Brookfield Public Securities Group, which specializes in listed real asset investment opportunities, in both equity and debt. The Brookfield Public Securities Group has a 30-year history of active investment in public markets and offers actively managed strategies through separately managed accounts, mutual funds, UCITS funds, closed-end funds and private hedge funds. As of September 30, 2017, the Brookfield Public Securities Group had over $16 billion in assets under management.

Following the Transaction, the current portfolio managers of the Fund will become employees of BIM and will continue to manage the Fund according to the same objectives and policies as before and do not anticipate any significant changes to the Fund’s investment operations.

The Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction will result in a change in control of the Advisor and therefore cause the automatic termination of the Current Advisory Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consents of clients representing a certain percentage of the Advisor’s run rate revenue and the consent of each registered investment company managed by the Advisor, including the Fund. Under the terms of the Purchase Agreement, for purposes of satisfying this client consent condition, the Fund will be deemed to have consented only if members approve the New Advisory Agreement (as defined below) and the election of the Manager Nominees, as described in Proposal 2. Center Coast and Brookfield currently expect to close the Transaction in the first quarter of 2018.

The Proposal

Members of the Fund are being asked to approve a new investment advisory agreement between the Fund and BIM, to take effect upon the closing of the Transaction or member approval, whichever is later (the “New Advisory Agreement”).

At an in-person meeting of the Board on July 24, 2017, and for the reasons discussed below, the Board of Managers, including the Managers who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Advisor or BIM (the “Independent Managers”), unanimously approved the New Advisory Agreement and unanimously recommended approval of the New Advisory Agreement by members. For additional information regarding the Board’s consideration of the New Advisory Agreement, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix A to this Proxy Statement.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of each New Advisory Agreement are similar to those of the Current Advisory Agreement. If approved by members of the Fund, the New Advisory Agreement for the Fund will have an initial term of two years and will continue in effect from year to year thereafter if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement. For additional information regarding the New Advisory Agreement, see the form of the New Advisory Agreement that is attached as Appendix A to this Proxy Statement.

Investment Management Services. The investment advisory services to be provided by BIM to the Fund under the New Advisory Agreement are substantially the same as the investment advisory services provided by the Advisor under the Current Advisory Agreement. Further, the investment advisory services are expected to be provided by the same personnel under the New Advisory Agreement as under the Current Advisory Agreement.

The Current Advisory Agreement provides that the Advisor shall furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Managers concerning the Advisor’s discharge of the foregoing responsibilities. The Current Advisory Agreement also provides that the Advisor may hire and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

The terms of the New Advisory Agreement ensure that substantially the same investment advisory services are provided by BIM to the Fund. The New Advisory Agreement provides that BIM shall (i) furnish continuously an investment program for the Fund, (ii) determine the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments. BIM shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the fund’s Board of Managers, and to the provisions of the organizational documents of the Fund, the registration statement of the Fund, including the Fund’s prospectus and statement of additional information, any public filings made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and other applicable law, in each case as from time to time amended and in effect. The New Advisory Agreement provides that BIM may delegate any or all of its responsibilities to one or more investment sub-advisers, which sub-advisers may be affiliates of BIM; provided, however, that BIM shall remain responsible to the Fund with respect to its duties under the New Advisory Agreement. No such delegation is required and any such delegation would be subject to approval by the Board of Managers and members of the Fund, to the extent required by the 1940 Act.

Fees. Under each of the Current Advisory Agreement and the New Advisory Agreement, the Fund pays to the respective adviser an investment advisory fee at an annual rate of 1.10%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. Under both the Current Advisory Agreement and the New Advisory Agreement, the respective adviser may waive a portion of its fees and may allocate a portion of its fees to any sub-adviser.

The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.35% on an annualized basis of the Fund’s net assets (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement will automatically renew for consecutive one-year terms unless sooner terminated. Either the Fund or the Advisor may terminate the Expense Limitation Agreement upon 30 days’ written notice. In connection with the New Advisory Agreement, BIM will enter into an expense limitation agreement upon substantially the same terms.

For the fiscal year ended November 30, 2016 (the most recent fiscal year for which such information is available), the Fund’s contractual advisory fee (prior to waivers) payable to the Advisor was $55,783. For the fiscal year ended November 30, 2016 (the most recent fiscal year for which such information is available), the Advisor waived fees or reimbursed expenses of $215,080. At May 31, 2017, $318,379 (the 2014 expense waiver) is subject to recoupment by the Advisor through November 30, 2017 and $260,051 (the 2015 expense waiver) is subject to recoupment by the Advisor through November 30, 2018, and $215,080 (the 2016 expense waiver) is subject to recoupment by the Advisor through November 30, 2019.

Payment of Expenses. Under each of the Current Advisory Agreement and the New Advisory Agreement, the Fund is responsible for its own operating expenses. While the New Advisory Agreement also supplements the general provision that the Fund is responsible for its own expenses by listing certain specific categories of such expenses, under each of the Current Advisory Agreement and the New Advisory Agreement, the Fund will be responsible for substantially the same types of operating expenses, and the adoption of the terms of the New Advisory Agreement is not expected to result in any material difference in the operating expenses borne by the Fund.

Under the New Advisory Agreement, the Fund assumes and shall pay all expenses for all Fund operations and activities and shall reimburse BIM for any such expenses incurred by BIM. Under the New Advisory Agreement, unless stated otherwise in the Fund’s prospectus or statement of additional information, the expenses to be borne by the Fund shall include, without limitation: (a) all expenses of organizing the Fund; (b) the charges and expenses of any registrar, stock transfer or dividend disbursing agent, member servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing member investment accounts, and bookkeeping, accounting and pricing services provided to the Fund; (c) the charges and expenses of bookkeeping, accounting and auditors; (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Exchange Act; (e) taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies; (f) expenses relating to the issuance of Units of the Fund; (g) expenses involved in registering and maintaining registrations of the Fund and of its Units with the SEC and various state and other jurisdictions; (h) expenses of members’ and managers’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to existing members; (i) expenses of preparing and printing prospectuses; (j) compensation and expenses of managers who are not affiliated with BIM; (k) if approved by the Fund’s Board of Managers, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program; (l) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s organization and financial structure and relations with its members, issuance of Units and registration and qualification of Units under federal, state and other laws; (m) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting; (n) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover BIM; (o) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund; (p) interest payable on Fund borrowings; (q) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto; (r) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and (s) all other expenses permitted by the prospectus and statement of additional information of the Fund as being paid by the Fund. The Fund is currently responsible for substantially the same expenses.

Limitation on Liability. The Current Advisory Agreement and New Advisory Agreement provide that the respective adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective advisory agreement relates, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

Indemnification. Under the Current Advisory Agreement and the New Advisory Agreement, the Fund provides substantially the same indemnification to the respective adviser. Under the Current Advisory Agreement, Fund indemnifies, to the fullest extent permitted by law, the Advisor, and any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund.

The New Advisory Agreement indemnifies, subject to certain conditions, BIM and each of its partners, officers, employees, and agents (including any individual who serves at BIM’s request as director, officer, partner, manager or the like of another corporation) and controlling persons against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by BIM in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which BIM may be or may have been involved as a party or otherwise or with which BIM may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of BIM having acted in any such capacity, except with respect to any matter as to which BIM shall have been adjudicated not to have acted in good faith in the reasonable belief that BIM’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as BIM had no reasonable cause to believe that the conduct was unlawful.

Continuance. The Current Advisory Agreement for the Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by both (a) the vote of a majority of Independent Managers cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Managers of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for the Fund will have a an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement may be terminated by the Fund (by vote of the Fund’s Board of Managers or by vote of a majority of the voting securities of the Fund) or the Advisor at any time, without the payment of any penalty, upon giving the other party 60 days’ notice. The New Advisory Agreement has substantially similar provisions, except that such termination shall be upon not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

Governing Law. The Current Advisory Agreement is governed by and construed in accordance with the laws of the State of Delaware. The New Advisory Agreement will be construed in accordance with the laws of the State of New York and the State of New York has exclusive jurisdiction over any action, suit, or proceeding, brought in federal or start court, arising out of, or relating to the New Advisory Agreement.

Interim Investment Advisory Agreement

Consent by each registered investment company managed by the Advisor, including the Fund, is a condition to the closing of the Transaction. For purposes of satisfying this consent condition, the Fund will be deemed to have consented only if members approve the New Advisory Agreement and the election of the Manager

Nominees. Therefore, the Transaction is not expected to be consummated prior to approval by members of the New Advisory Agreement.

However, in the event members of the Fund have not yet approved the New Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof, and BIM were to waive the applicable closing condition, BIM may manage the Fund under an interim investment advisory agreement between the Fund and BIM that would take effect upon the closing of the Transaction. In light of the closing condition described above, the Fund does not expect to enter into an interim advisory agreement; however, at the July 24, 2017 meeting, the Board of Managers, including the Independent Managers, unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) the terms of which are substantially identical to those of the Current Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when members of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by BIM under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If members of the Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to BIM. If members of the Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, BIM will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. At such time, the Board of Managers would take such action as it believes is in the best interest of the Fund, which may include seeking new management for the Fund or liquidating the Fund.

Information About BIM

BIM, a wholly owned subsidiary of Brookfield, is a Delaware corporation organized in February 1989 and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of BIM and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. As of September 30, 2017, BIM and its subsidiaries had over $16 billion in assets under management. BIM specializes in global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets.

The officers and directors of BIM are:

Name	Principal Occupation
Craig Noble	CEO, Chief Investment Officer and Portfolio Manager
David Levi	President
Kevin English	Chief Operating Officer
Brian F. Hurley	General Counsel and Interim Chief Compliance Officer

No officer or director of the Fund is an officer, employee, director, general partner or shareholder of BIM. Upon the closing of the Transaction, each officer of the Fund will become an employee and/or officer of BIM or its affiliates. In addition, following the closing of the Transaction, in connection with the integration of the Fund into the Brookfield fund complex, certain officers and employees of Brookfield may be appointed officers of the Fund.

Certain Conditions under the 1940 Act

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test and will meet this test upon election of the Manager Nominees described herein. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In the Purchase Agreement, the parties have acknowledged the reliance upon Section 15(f) and have agreed not take or fail to take any action if taking or failure to take (as applicable) such action would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met. Specifically, Brookfield has agreed to conduct its business so as to assure that (i) for a period of not less than three (3) years following the closing of the Transaction, at least 75% of the Fund’s managers are not “interested persons” of the Advisor or BIM, and (ii) for a period of not less than two (2) years after the closing, neither Brookfield nor any of its affiliates will impose or seek to impose on the Fund an “unfair burden” as a result of the Transactions, or any express or implied terms, conditions or understandings applicable thereto.

Other Actions Contemplated in Connection with the Transaction

Contemporaneous with the closing of the Transaction, Brookfield intends to acquire, among other things, certain assets of HRC Fund Associates, LLC and HRC Portfolio Solutions, LLC (the “HRC Asset Acquisition”). The assets to be acquired by Brookfield in the HRC Asset Acquisition include those related to HRC Fund Associates, LLC’s business of wholesaling the Fund and certain other advisory services and products of the Advisor to national brokerage houses and financial intermediaries, together with certain other marketing and investor relations support services by HRC Fund Associates, LLC and/or its affiliate HRC Portfolio Solutions, LLC, on behalf of the Advisor, and other products of the Advisor.

In particular, HRC Fund Associates, LLC currently provides certain marketing support services to the Advisor in connection with the Fund. HRC Fund Associates, LLC receives a fee from the Advisor ranging from 25% to 50% of the investment advisory and servicing fees earned by the Advisor, net of certain expenses, in consideration of the services provided by HRC Fund Associates, LLC in connection with the sale of Units and/or the services provided to Unit holders pursuant to a marketing referral agreement (the “Referral Agreement”). Upon the closing of the HRC Asset Acquisition, although the Referral Agreement will terminate, BIM will continue to provide the same quality and level of marketing support services to the Fund that HRC Fund Associates, LLC currently provides.

In addition, Foreside Fund Services, LLC (the “Placement Agent”) serves as placement agent for the Fund pursuant to a Private Placement Agent Agreement (the “Private Placement Agreement”) by and between the Placement Agent and the Fund. The Placement Agent may receive a placement fee from the Fund in connection with the sale of units by financial intermediaries, which is paid to such financial intermediaries pursuant to a Sub-Placement Agent Agreement by and between the Placement Agent and each financial intermediary. Upon the closing of the HRC Asset Acquisition, it is anticipated that the Placement Agent will continue to serve in such capacity pursuant to the Private Placement Agreement.

No changes are currently being proposed with respect to the Fund’s other service providers, including the transfer agent, administrator and custodian. However, following the closing of the Transaction, the Board of Managers may consider whether to replace certain service providers with the service providers currently utilized by other funds in the Brookfield fund complex.

Affiliated Brokerage and Other Payments to Affiliates

Pursuant to a separate servicing agreement, dated May 31, 2011, between the Fund and the Advisor (the “Current Servicing Agreement”) the Advisor acts as the servicing agent (the “Servicing Agent”) and receives a monthly servicing fee (the “Servicing Fee”) equal to 0.20% on an annualized basis of the Fund’s net asset value as of each month-end. Services provided pursuant to the Current Servicing Agreement include providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and member services, providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items and assisting in communications with members, maintenance of records, administering tender offers and assisting with and/or supervising other aspects of the Fund’s operations and providing other administrative services to the Fund. For the fiscal year ended November 30, 2016, the Fund’s contractual Services Fee (prior to Waivers) payable to the Advisor was $10,133. Upon the closing of the Transaction, the Current Servicing Agreement will terminate, and a new servicing agreement, having terms and conditions substantially similar to the Current Servicing Agreement, will be entered into by and between the Fund and BIM.

During the fiscal year ended November 30, 2016 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or the Advisor.

During the fiscal year ended November 30, 2016 (the most recent fiscal year for which such information is available), the Fund made no material payments to the Advisor or any affiliated person of the Advisor for services provided to the Fund (other than pursuant to the Current Advisory Agreement and the Current Servicing Agreement).

Board Considerations

The Board of Managers met in person on July 24, 2017 to consider approval of the New Advisory Agreement. The Board of Managers noted that they had most recently approved the continuation of the Current Advisory Agreement on May 25, 2017 and reviewed the material they had received from the Advisor in connection with that approval of the factors considered by the Board in reaching its conclusion that the continuation of the Current Advisory Agreement was in the best interest of the Fund. In addition, the Board of Managers noted that in advance of the July 24, 2017 in person meeting, Mr. Tutcher, in his capacity as Chair of the Board and principal of the Advisor, had met and communicated with the Independent Managers regularly to keep them informed regarding the Transaction and answer questions that they had. At the July 24, 2017 meeting, the Board met with representatives of the Advisor and of BIM. The Board also met in person on October 26, 2017 with representatives of the Advisor who apprised the Board of further developments with respect to the Transaction that occurred between the Board’s July 24, 2017 meeting and the signing of the Purchase Agreement. At the October 26, 2017 meeting the Board ratified and affirmed their prior approvals.

In connection with the Board’s review, BIM provided, and the Board obtained, information regarding Brookfield, the Brookfield public securities group and BIM, including with respect to Brookfield’s business lines, competitive advantages, global scale and investment flexibility, and the Public Securities Group’s complementary fit within Brookfield, investment principals, experience of its leadership team, range of investment strategies and vehicles, performance track record, distribution support, marketing platform and strategic vision. In addition, BIM provided, and the Board obtained, information regarding BIM’s compliance programs, disaster recovery procedures, cybersecurity measures and operational risk evaluations. The Board also received and reviewed a copy of the New Advisory Agreement and Interim Advisory Agreement.

Representatives of the Advisor and BIM discussed how the Center Coast team would operate within the Brookfield Public Securities Group, the resources of Brookfield that would support the Center Coast team and their belief that being part of Brookfield would be additive to the Center Coast team. The representatives of the Advisor and BIM discussed Brookfield’s experience managing assets in the MLP and infrastructure sectors and confirmed that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations are not anticipated. Representatives of BIM and the Advisor discussed the future plans with respect to service providers to the Fund.

Below is an overview of the primary factors the Boards considered in connection with the review of the respective Interim Advisory Agreement and the New Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s conclusion, but rather the Board considered a variety of factors.

Consideration of Nature, Extent and Quality of the Services

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had received and considered information regarding the nature, extent and quality of services to be provided to the Fund in light of the investment objective, policies and strategies of the Fund. The Board noted that in connection with such review it had reviewed and considered the nature and extent of the investment advisory services provided by the Advisor to the Fund under the Agreement, including the selection of investments, the nature and extent of the non-advisory, administrative services provided by the Advisor, including, among other things, providing office facilities, equipment, and personnel, the Advisor’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments, and the qualifications of the portfolio managers, and other key personnel of the Advisor who provide the investment advisory and administrative services to the Fund, determining that the portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board considered the manner in which the Center Coast team would operate within Brookfield, and the fact that the current portfolio managers would continue to manage the Fund. The Board considered the manner in which the reputation and size of Brookfield may benefit the Center Coast team and the Fund. The Board noted the experience and resources of Brookfield and BIM and that within the Brookfield Public Securities Group, the Center Coast team may benefit for enhanced general support and oversight from certain functional groups such as legal, finance, internal audit, compliance, and risk management. Based on their review, the Board concluded that the nature, extent and quality of services provided to the Fund were expected to continue at the same or improved levels following the Transaction.

Consideration of Advisory Fees and the Cost of the Services

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had reviewed the advisory fee rates and total expense ratios of the Fund, the annual Fund Servicing Fees to be paid to the Advisor or an affiliate, the placement fees to be paid to the Placement Agent by the Fund and the terms of the Expense Limitation Agreement and had compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds and other accounts managed by the Advisor. The Board noted that they had found that the advisory fees payable to the Advisor were lower than the average advisory fees payable to the investment advisors of the most comparable funds. Based on such information the Board had concluded that the advisory fees payable by the Fund and the total expense ratio of the Fund were reasonable and satisfactory, taking into account the size of the Fund, in light of the services provided. The Board considered that the contractual annual advisory fee and the terms of the Expense Limitation Agreement would remain unchanged under the Interim Advisory Agreement and New Advisory Agreement. The Board noted that while certain terms of the New Advisory Agreement differed from the Current Advisory Agreement, in order to conform the terms of the New Advisory Agreement to BIM’s advisory agreements with other closed-end funds it managed, Brookfield had represented that the New Advisory Agreement and Current Advisory Agreement were substantially similar and no material changes were proposed. The Board concluded that the investment advisory fees to be received by BIM were reasonable and satisfactory, taking into account the size of the Fund, in light of the services provided.

Consideration of Investment Performance

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had received and considered information regarding the investment experience of the Advisor, the performance of the Fund for the calendar year ended December 31, 2016 as compared to the performance of the Wells Fargo MLP Index and other materials they had received from the Advisor during the past year concerning performance. The Board noted that the current portfolio managers would continue to manage the Fund according to the same objectives and policies as before, and that significant changes to the Fund’s investment operations are not anticipated. The Board concluded that the investment performance of the Fund supported approving the Interim Advisory Agreement and New Advisory Agreement.

Other Considerations

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had considered and reviewed information concerning the costs incurred and profits realized by the Advisor from the Advisor’s relationship with the Fund and information concerning the Advisor’s overall profits. The Board noted that it was too early to predict how the Transaction may affect future profitability, but noted that contractual fee rates under the Interim Advisory Agreement and the New Advisory Agreement are the same as those assessed under the Current Advisory Agreement.

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had reviewed the structure of the Fund’s advisory fees, considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided and determined that, given the Fund’s current size, economies of scale were not present at that time. The Board further noted that representatives of BIM had indicated that any such economies of scale could not be predicted in advance of the closing of the Transaction.

The Board, including the Independent Managers, considered that in connection with its most recent approval of the continuation of the Current Advisory Agreement it had discussed other benefits to be received by the Advisor from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future and concluded that the fees were reasonable in light of the fall-out benefits. The Board, including the Independent Managers, considered other benefits to BIM, Brookfield and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction. The Board considered the proposed HRC Asset Acquisition, noting that, as a result of such acquisition, BIM would not continue to pay a separate fee to HRC Fund Associates, LLC in connection with the sale of Units and/or the services provided to Unit holders pursuant to a marketing agreement, but that the Fund would continue to benefit from such marketing services which would continue to be provided by BIM.

In addition to the factors above, the Board, including the Independent Managers, also considered the following:

•                                          Center Coast would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, Brookfield had agreed to conduct its business so as to assure that for a period of not less than two (2) years after the closing, neither Brookfield nor any of its affiliates will impose or seek to impose on the Fund an “unfair burden” as a result of the Transactions, or any express or implied terms, conditions or understandings applicable thereto.

•                                          The Fund would not incur any costs in seeking the necessary member approvals for the New Advisory Agreement or the election of the Manager Nominees identified herein.

•                                          The reputation, financial strength and resources of Brookfield.

•                                          The long-term investment philosophy of Brookfield and anticipated plans to grow the Center Coast team’s business to the benefit of the Fund.

•                                          The proposed HRC Asset Acquisition, and the resulting continuity in the provision of marketing support services that are currently provided to the Advisor by HRC Fund Associates, LLC and benefit the Fund, including the expected continuity in personnel providing such services.

As a result of its review and consideration of the Interim Advisory Agreement and the New Advisory Agreement and Interim Advisory Agreement in connection with the Transaction, at a meeting on July 24, 2017, the Board, including the Independent Managers voting separately, voted unanimously to approve the Interim Advisory Agreement and the New Investment Advisory Agreement and to recommend the New Advisory Agreement to Fund members for their approval. Following the signing of the Purchase Agreement, at an in person meeting held on October 26, 2017, the Board unanimously reaffirmed its approval of the Interim Advisory Agreement and the New Investment Advisory Agreement and its recommendation of the New Advisory Agreement to Fund members for their approval.

Member Approval

To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the Units of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding Units are present in person or represented by proxy; or (ii) more than 50% of such outstanding Units of the Fund entitled to vote thereon. Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have received instructions from the beneficial owner or other persons entitled to vote Units on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be considered as present for purposes of determining quorum. For purposes of the proposal, abstentions and broker “non-votes,” if any, will have the same effect as votes against the proposal.

PROPOSAL 2: ELECTION OF MANAGERS

Background

The Board of Managers determined that it would be in the best interest of the Fund to elect the members of the boards of the other funds in the Brookfield fund complex as the Managers of the Fund in order to facilitate the integration of the Fund into the Brookfield fund complex following completion of the Transaction. The Board is currently comprised of four managers, three of whom are Independent Managers. The Board has acted to increase the size of the Board to five managers and has nominated the five members of the boards of the funds in the Brookfield fund complex, four of whom would be Independent Managers. The manager nominees are Heather S. Goldman, Edward A. Kuczmarski, David Levi, Stuart A. McFarland and Louis P. Salvatore (the “Manager Nominees”). Each Manager Nominee currently serves on the board of seven other registered investment companies managed by BIM, including five mutual funds and two closed-end funds. Each Manager Nominee was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating Committee, which is comprised solely of Independent Managers. The Board considered each Manager Nominee’s background and experience. The Board considered that the Fund would benefit from oversight by managers who have extensive experience with Brookfield and the oversight of the management and operations of funds in the Brookfield fund complex and from the efficiencies of being part of a Brookfield fund complex overseen by the same board of trustees/managers.

If elected by members, upon the closing of the Transaction the Manager Nominees would be seated as managers of the Fund and the term of each current manager would end. The election of the Manager Nominees is contingent on the closing of the Transaction. If the Transaction is not consummated, the Manager Nominees will not join the Board of Managers.

Each Manager Nominee, if elected at the Meeting, will hold office until his or her successor shall have been elected and qualified or until he or she resigns or is otherwise removed.

All Units represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Units will be voted in accordance with the Board’s recommendation. Therefore, unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Manager Nominees.

Each Manager Nominee has consented to serve as a manager if elected at the Meeting. If a Manager Nominee is unable to serve as a Manager or for good cause will not serve as a Manager, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Manager Nominee.

Composition of the Board

The managers of the Fund are Michael F. Curran, James Edward Jones, Alfred J. Moran and Dan C. Tutcher. Each will continue to serve as a manager until their successors shall have been elected and qualified. In connection with the nomination of the Manager Nominees, the Board approved an increase in the size of the Board from four managers to five. If the Manager Nominees are elected, Messrs. David Levi, Edward Kuczmarski, Stuart A. McFarland, Louis P. Salvatore and Ms. Heather S. Goldman, will become Managers of the Fund and will hold office until successors have been elected and qualified.

Manager and Manager Nominee Biographical Information

Certain information concerning the Managers, the Manager Nominees and the officers of the Fund is set forth in the tables below. Managers who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Fund are referred to herein as “Independent Managers.” The manager who is classified as an interested person of the Fund is referred to herein as an “Interested Manager.”

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Manager	Other Directorships Held by Manager During Past Five Years

Independent Managers:

Michael F. Curran Year of birth: 1940 2001 Kirby Dr. Suite 50 Houston, TX 77019	Manager since 2014	Chairman of Curran Holdings, Inc., (Investments) (2007-Present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002- 2007).	2	None.

James Edward Jones Year of birth: 1954 1600 Smith Street Suite 3800 Houston, TX 77002	Manager since 2014	President & CFO of Elk River Resources (2013-Present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004- 2013). Director of The J.E. and L.E. Mabee Foundation.	2	None.

Alfred J. Moran Year of birth: 1943 1600 Smith Street Suite 3800 Houston, TX 77002	Manager since 2014	Chairman and Chief Executive Officer of the Moran Group LLC (Management Consulting) (2003-Present). Formerly, Chief Administrative Officer of the City of Houston (2008-2013). Director of the National Association of Corporate Directors.	2	Director of Cornell Companies, Inc. (2005 — 2010). Formerly, director of Strome Investment Management, L.P. (2004 — 2006); Docutec/Emprint Solutions, Inc. (1970 — 2005).

Interested Manager:

Dan C. Tutcher* Year of birth: 1949 1600 Smith Street Suite 3800 Houston, TX 77002	Manager since 2014 President, Chief Executive Officer, since 2013	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, LP (2007-Present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2	Director of Enbridge, Inc. (2006 — present). Formerly, director of Sterling Bancshares (2005-2011).

Manager Nominees:

Heather S. Goldman Year of birth: 1967 c/o Brookfield Place 250 Vesey Street New York, NY 10281	Manager Nominee	Global Head of Marketing and Business Development of BIM (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Co-Founder & CEO of Capstak, Inc. (2014-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2013-Present); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Chairman of Capstak, Inc. (2016-Present).

Edward A. Kuczmarski Year of birth: 1949 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Manager Nominee	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013).	None(2)

Director/ Trustee of several investment companies advised by BIM (2011-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).

Name, Year of Birth and Business Address	Position Held with the Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Manager	Other Directorships Held by Manager During Past Five Years

David Levi** Year of birth: 1971 c/o Brookfield Place, 250 Vesey Street, New York, NY 10281-1023	Manager Nominee

President of BIM(2016-Present); Managing Director and Head of Distribution of BIM (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).

			None(2)	Director/ Trustee of several investment companies advised by BIM (April 2017-Present).

Stuart A. McFarland Year of birth: 1947 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Manager Nominee	Managing Partner of Federal City Capital Advisors (1997-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).

Louis P. Salvatore Year of birth: 1946 c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023	Manager Nominee	Employee of Arthur Andersen LLP (2002-Present).	None(2)

Director/ Trustee of several investment companies advised by BIM (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

*                                         Mr. Tutcher is an interested person of the Fund because of his position as a principal and control person of Center Coast Capital Advisors, LP, the Fund’s investment adviser.

**                                  Mr. Levi, if elected, would be an interested person of the Fund because of his position as an officer of BIM.

(1)                                 There are two funds, including the Fund, in the current “Fund Complex” for which Center Coast Capital Advisors, LP serves as investment adviser.

(2)                                 Each Manager Nominee currently serves as director or trustee of seven funds in the Brookfield fund complex, including Brookfield Investment Funds (5 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc., and Brookfield Real Assets Income Fund Inc.

Manager Qualifications

The Board has determined that each Manager should serve as a Manager of the Fund and has nominated each of the Manager Nominees based on several factors (none of which alone is decisive). The Board believes that the Managers and Manager Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of members. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Manager; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and auditors and other managers. Each current Manager’s and Manager Nominee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Fund.

Following is a summary of various qualifications, experiences and skills of each Manager and Manager Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Managers and Manager Nominees do not constitute the holding out of any Manager or Manager Nominee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Managers

Michael F. Curran. Through Mr. Curran’s more than 45 years of diversified experience in the domestic and international pipeline construction industry, including as chairman of the board, president and chief executive officer of public and private pipeline construction companies, Mr. Curran has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

James Edward Jones. Through Mr. Jones’s extensive experience in banking, including as managing partner of a broker dealer and as chairman, president and chief executive officer of a commercial bank, Mr. Jones has significant experience in financial matters related to the energy industry and is experienced in financial, regulatory and investment matters.

Alfred J. Moran. Through Mr. Moran’s experience as chief executive officer, corporate director, government official and change management consultant, including seven chief financial officer positions, two chief operating officer positions, two NYSE listed company directorships, four public company directorships and five private company directorships, Mr. Moran is experienced in financial, regulatory and investment matters.

Dan C. Tutcher. Through Mr. Tutcher’s more than 40 years of experience owning and operating midstream energy assets and as founder and principal of the Advisor, including his serving as president of three public companies and a director of five public companies, Mr. Tutcher has extensive experience with the types of assets in which the Fund invests and is experienced in financial, regulatory and investment matters.

Manager Nominees

Heather A. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Advisor. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for BIM, and as such has extensive knowledge of BIM, its operations and personnel. She also has experience working in other roles for the parent company of BIM. Prior to working with BIM, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. Ms. Goldman is Co-Founder, CEO and Chairman of Capstak, Inc.

Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.

David Levi. Mr. Levi is President of BIM and a Managing Partner of Brookfield. He has 22 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi’s background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining BIM in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College.

Stuart A. McFarland. Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors.

Louis P. Salvatore. Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization.

Executive Officers

The following information relates to the executive officers of the Fund who are not Managers. The officers of the Fund were appointed by the Board and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 1600 Smith Street, Suite 3800, Houston, TX 77002.

Name and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past Five Years

William H. Bauch Year of birth: 1961	Chief Compliance Officer, Chief Financial Officer and Treasurer	Since 2013	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, LP (2012-Present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).

Rachel Hollowell Year of birth: 1980	Secretary	Since 2014	Director of Operations of Center Coast Capital Advisors, LP (2010-Present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).

Robert T. Chisholm Year of birth: 1976	Vice President	Since 2014

Senior Portfolio Manager and Principal, Center Coast Capital Advisors, LP (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

If members approve the proposals, it is expected that the newly elected managers will appoint as officers of the Fund those persons that currently serve as officers of the funds in the Brookfield fund complex. Information about those persons is set forth below. The principal business address of each prospective executive officer will be 250 Vesey Street, New York, NY 10281.

Name and Year of Birth	Prospective Position	Principal Occupation During the Past Five Years

Brian F. Hurley Year of birth: 1977	President

President of several investment companies advised by BIM (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017); General Counsel (2017-Present), and Interim Chief Compliance Officer (2017-Present) of BIM; Director of BIM (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Soundvest Capital Management (2015-Present).

Angela W. Ghantous Year of birth: 1975	Treasurer	Treasurer of several investment companies advised by BIM (2012-Present); Director of BIM (2012-Present); Vice President of BIM (2009-2012).

Alexis I. Rieger Year of birth: 1980	Secretary	Secretary of several investment companies advised by BIM (2014-Present); Vice President and Associate General Counsel of BIM (2011-Present).

Adam Sachs Year of birth: 1984	Chief Compliance Officer (“CCO”)	Director of Corporate Legal and Compliance at BIM (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and

Compliance at BIM (2011-2017).

Casey Tushaus Year of birth: 1982	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Vice President of BIM (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).

Mohamed Rasul Year of birth: 1981	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Assistant Vice President of BIM (2014 -Present); Senior Accountant of BIM (2012-2014).

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of four Managers, three of whom are Independent Managers and one of whom is classified as an Interested Manager. If the Manager Nominees are elected, the Board will be comprised of five Managers, four of whom will be Independent Managers and one of whom will be classified as an Interested Manager.

Generally, the Board acts by majority vote of all the Managers, including a majority vote of the Independent Managers if required by applicable law.

Dan C. Tutcher, an Interested Manager, currently serves as Chair of the Board , in addition to serving as the Chief Executive Officer of the Fund. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers and other Managers generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Independent Managers have selected Michael F. Curran as lead Independent manager. The lead Independent manager serves as the primary liaison between the Independent Managers and management of the Fund. He participates in the planning of Board meetings, leads executive sessions of the Independent Managers, seeks to encourage inquiry among the Independent Managers, and performs such other functions as may be requested by the Independent Managers from time to time. If the Manager Nominees are elected, it currently expected that Edward A. Kuczmarski would be appointed as Chair of the Board.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Managers meet regularly outside the presence of Fund management.

The Managers have determined that the efficient conduct of the Managers’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating Committee. The functions and role of each committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Managers, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a chair of the Board who is an Interested Manager, a lead Independent manager, a supermajority of Independent Managers and committee membership limited to Independent Managers, is appropriate in light of the characteristics and circumstances of the Fund. The Board also believes that its structure facilitates the flow of information and open dialogue among the managers and management of the Fund. In reaching these conclusions, the Board considered, among other things, the role of the Advisor in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.

Board Committees

The Managers have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Managers or otherwise. The standing committees of the Board are the Audit Committee and the Nominating Committee.

Audit Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Managers, serve on the Fund’s Audit Committee. Mr. Moran is the Chair of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm. Mr. Moran has been identified as the Audit Committee Financial Expert of the Fund.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on May 26, 2011. The Audit Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Audit Committee Charter is attached as Appendix B to this Proxy Statement.

If the Manager Nominees are elected, it is currently expected that Louis P. Salvatore would be appointed Chair of the Audit Committee and Heather S. Goldman, Edward A. Kuczmarski and Stuart A. McFarland would be appointed as members of the Audit Committee.

Nominating Committee. Michael F. Curran, James Edward Jones and Alfred J. Moran, who are Independent Managers, serve on the Fund’s Nominating Committee. Mr. Jones is the Chair of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider diversity of backgrounds and experience when identifying Manager Nominee candidates. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Nominating Committee would consider recommendations by members if a vacancy were to exist. In considering candidates recommended to the Nominating Committee by members, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of units held by the recommending member and the length of time that such units have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002.

The Nominating Committee is governed by a written Nominating Committee Charter, which was approved by the Board on May 26, 2011. The Nominating Committee Charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Nominating Committee Charter is attached as Appendix C to this Proxy Statement.

If the Manager Nominees are elected, it is currently expected that Edward A. Kuczmarski would be appointed Chair of the Nominating Committee and Heather S. Goldman, Stuart A. McFarland and Louis P. Salvatore would be appointed as members of the Nominating Committee.

Manager Communications

Members and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund, c/o Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002. A member communication must (i) be in writing and signed by the member, (ii) provide contact information for the member, (iii) identify that it relates to the Fund and (iv) identify the number of units held by the member.

Beneficial Ownership of Securities

As of November 30, 2017, each Manager and Manager Nominee beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Manager in the dollar range amounts specified below.

Name	Number of Units of the Fund Owned	Percentage of Outstanding Units	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies(1)
Independent Managers:
Michael F. Curran	None	None	None	Over $100,000
James Edward Jones	None	None	None	$10,001 - $50,000
Alfred J. Moran	None	None	None	$10,001 - $50,000
Interested Manager:
Dan C. Tutcher	1830.03	32.94%	Over $100,000	Over $100,000
Manager Nominees:
Heather A. Goldman	None	None	None	None
Edward A. Kuczmarski	None	None	None	None
David Levi	None	None	None	None
Stuart A. McFarland	None	None	None	None
Louis P. Salvatore	None	None	None	None

(1)                                 There are two funds, including the Fund, in the “Family of Investment Companies.”

(2)                                 As of December 31, 2016, the aggregate dollar range of equity securities in all registered investment companies overseen by the Manager Nominee in the Brookfield fund complex, which consists of seven funds, was as follows: Heather A. Goldman: Over $100,000; Edward A. Kuczmarski: Over $100,000; David Levi: Over $100,000; Stuart A. McFarland: Over $100,000; Louis P. Salvatore: Over $100,000.

As of November 30, 2017, executive officers of the Fund, who are not Managers, beneficially owned equity securities of the Fund in the following amounts:

Name	Number of Units of the Fund Owned	Percentage of Outstanding Units
William H. Bauch	107.82	1.94%
Robert T. Chisholm	70.78	1.27%
Rachel Hollowell	None	None

As of November 30, 2017, the Managers and officers of the Fund as a group owned approximately 36.15% of the outstanding units of the Fund.

Board Meetings

During the Fund’s fiscal year ended November 30, 2017, the Board held 4 meetings, the Fund’s Nominating Committee held 2 meetings and the Fund’s Audit Committee held 3 meetings.

Each Manager attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board on which such Manager served held during the Fund’s fiscal year ended November 30, 2017.

It is the Fund’s policy to invite Managers to attend meetings of members. The Fund did not hold any meetings of members during the Fund’s fiscal year ended November 30, 2017.

Manager Compensation

The following table sets forth the compensation paid to each Manager and Manager Nominee by the Fund and the total compensation paid to each Manager and Manager Nominee by funds in the Fund Complex, during the Fund’s fiscal year ended November 30, 2017. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Advisor and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Manager

Independent Managers:
Michael F. Curran	$10,000	None	None	$55,000
James Edward Jones	$10,000	None	None	$55,000
Alfred J. Moran	$10,000	None	None	$55,000
Interested Manager:
Dan C. Tutcher	$0	None	None	$0
Manager Nominees:
Heather A. Goldman	$0	None	None	$0
Edward A. Kuczmarski	$0	None	None	$0
David Levi	$0	None	None	$0
Stuart A. McFarland	$0	None	None	$0
Louis P. Salvatore	$0	None	None	$0

(1)           The Fund does not accrue or pay retirement or pension benefits to Managers.

(2)                                 There are two funds, including the Fund, in the current “Fund Complex” for which Center Coast Capital Advisors, LP serves as investment adviser.

Member Approval

The affirmative vote of a majority of the Units present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Manager nominee. Each Unit is entitled to one vote. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as Units that are present, but not as votes cast, at the Meeting. For purposes of the proposal, abstentions and broker “non-votes,” if any, will have the same effect as votes against the proposal as the required vote is a majority of the Units entitled to vote on the matter at the Meeting at which a quorum is present. Since brokers or nominees will have discretionary authority to vote the Units in the absence of voting instructions from members with respect to the proposal, we expect that there will be no broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have received instructions from the beneficial owner or other persons entitled to vote Units on a particular matter with respect to which the brokers or nominees do not have discretionary power) with respect to the proposal to elect the Trustee Nominees..

Board Recommendation

The Board, including the Independent Managers, unanimously recommends that members of the Fund vote “FOR” each Manager Nominee.

ADDITIONAL INFORMATION

Further Information About Voting and the Meeting

The holders of a majority of the Units entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the members for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Units present at the Meeting for quorum purposes.

The Board has fixed the close of business on November 30, 2017 as the Record Date for the determination of members of the Fund entitled to notice of, and to vote at, the Meeting. Members of the Fund as of the close of business on the Record Date will be entitled to one vote for each Unit held and a fractional vote with respect to fractional Units with no cumulative voting rights.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Units will be represented at the Meeting.

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Units, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Units through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Units, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Units in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at (713) 759-1400 to obtain directions to the site of the Meeting.

All Units represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Meeting, your Units will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Units will be voted in accordance with the Board’s recommendation.

Members who execute proxy cards may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Units in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Units on the proposal before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 2 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Units voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Units that does not specify how the beneficial owner’s Units should be voted on the proposal may be deemed an instruction to vote such Units in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Units without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Advisor

Center Coast Capital Advisors, LP, acts as the Fund’s investment adviser. The Advisor is a registered investment adviser headquartered in Houston, Texas focused on energy infrastructure investments. The Advisor generally manages its investments according to a process focused on quality and durability of cash flows. The Advisor combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Advisor’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Advisor seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities. As of October 31, 2017, the Advisor managed over $3.8 billion in assets. The Advisor is located at 1600 Smith Street, Suite 3800, Houston, Texas 77002.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator to the Fund.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Managers, by vote cast in person, to audit the accounts of the Fund for the current fiscal year. The Fund does not know of any direct or indirect financial interest of KPMG in the Fund.

Representatives of KPMG will be invited to attend the Meeting either in person or telephonically, will have the opportunity to make a statement and to answer questions if they desire to do so.

Information regarding Audit Fees, Audit-Related Fees, Tax Fees, All Other Fees and Aggregate Non-Audit Fees is set forth below for the two most recent two fiscal for which such information is available, ending November 30, 2015 and November 30, 2016.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year were $26,000 for 2015 and $35,000 for 2016.

Audit-Related Fees

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements are $0 for 2015 and $0 for 2016.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2016.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant are $0 for 2015 and $0 for 2016.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted Pre-Approved Policies and Procedures

For the Fund’s last two fiscal years, the Audit Committee has pre-approved all audit and non-audit services provided by KPMG to the Fund, and all non-audit services provided by KPMG to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that are related to the operations of the Fund.

For the Fund’s last two fiscal years, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Members

As of November 30, 2017, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Member Name and Address	Unit Holdings	Percentage Owned
Dan Tutcher 1600 Smith Street Suite 3800 Houston, TX 77002	1870.03	32.94%

Charles Schwab & Co. Inc. FBO Charles B. Lebowitz 2030 Hamilton Place Blvd. Suite 500 Chattanooga, TN 37421	559.09	10.06%

Teri A. Daniels 2075 Vine Dr. Merrick, NY 11566	529.49	9.53%

Henrietta K. Alexander 3555 Timmons Ln. Suite 800 Houston, TX 77027	296.46	5.34%

Victor J. Fontana 115 Baltimore Blvd. Sea Girt, NJ 08750	287.83	5.18%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s officers and Managers, certain officers of the Advisor, affiliated persons of the Advisor, and persons who beneficially own more than ten percent of the Fund’s units to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of such Section 16 filings, the Fund believes that for the fiscal year ended November 30, 2016, all filings applicable the Fund’s officers and Managers and officers of the Advisor were completed and filed.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its members and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its members, although certain non-public personal information of its members may become available to the Fund. The Fund does not disclose any non-public personal information about its members or former members to anyone, except as permitted by law or as is necessary in order to service member accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its members to employees of the Advisor and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its members.

Member Proposals and Procedures for Member Communications with the Board

The Fund is not required to hold annual meetings of Members and currently does not intend to hold meetings unless Member action is required under the 1940 Act. Due to the limited number of Members in the Fund, the Board has not adopted formal procedures for Member communications with the Board. Any Member proposal for any future meetings of Members must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by Center Coast and Brookfield. Certain officers of the Fund and certain officers and employees of the Advisor (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Meeting may result in an adjournment. The chairperson of the Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of members. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as units that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope.

Important Notice Regarding the Availability of Proxy Materials for the Member Meeting to be Held on January 23, 2018

This Proxy Statement is available by contacting Investor Relations at Center Coast at (713) 759-1400.

December 12, 2017

Appendix A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                                by and between Brookfield Investment Management Inc., a Delaware corporation (the “Adviser”), and Center Coast Core MLP Fund I, LLC, a Delaware limited liability company (the “Fund”).

WHEREAS, the Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

NOW, THEREFORE, WITNESSETH:  That it is hereby agreed between the parties hereto as follows:

SECTION 1.         Appointment of Adviser.

The Fund hereby appoints the Adviser to act as manager and investment adviser to the Fund for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

SECTION 2.         Duties of Adviser.

The Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

(a)           Investment Program.  The Adviser shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Fund’s Board of Managers) the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested, (iii) make changes in the investments of the Fund and (iv) vote, exercise consents and exercise all other rights pertaining to such investments.  The Adviser also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Fund’s Board of Managers, and to the provisions of the organizational documents of the Fund, the registration statement of the Fund on Form N-2 and/or Form N-14 (together, the “Registration Statement”), including the Fund’s Prospectus and Statement of Additional Information, any public filings made pursuant to the Securities Exchange Act of 1934 or the New York Stock Exchange requirements, including press releases, and the 1940 Act and other applicable law, in each case as from time to time amended and in effect.  Subject to the foregoing, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which sub-advisers may be affiliates of the Adviser, subject to the approval of the Board of Managers of the Fund; provided, however, that the Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in this Agreement.  The Adviser agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services to the Fund on terms and conditions, including, but not limited to, the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law.

(b)           Portfolio Transactions.  The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d).

In placing portfolio transactions for the Fund, it is recognized that the Adviser will use commercially reasonable efforts to secure the most favorable price and efficient execution.  Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.  It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund’s investment transaction business.  It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Board of Managers, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers.  It is understood that the services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

SECTION 3.         Allocation of Expenses.

The Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Adviser for any such expenses incurred by the Adviser.  Unless the Prospectus or Statement of Additional Information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation:

(a)           all expenses of organizing the Fund;

(b)           the charges and expenses of any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts, and bookkeeping, accounting and pricing services provided to the Fund (other than those utilized by the Adviser in providing the services described in Section 2);

(c)           the charges and expenses of bookkeeping, accounting and auditors;

(d)           brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

(e)           taxes, including issuance and transfer taxes, and fund registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

(f)            expenses relating to the issuance, purchase, repurchase, and redemption of Shares of the Fund, including pursuant to a program of periodic issue;

(g)           expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions;

(h)           expenses of shareholders’ and managers’ meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, if any, semi-annual reports, annual reports and other communications to shareholders;

(i)            expenses of preparing and printing prospectuses;

(j)            compensation and expenses of managers who are not affiliated with the Adviser;

(k)           if approved by the Fund’s Board of Managers, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program;

(l)            charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s organization and financial structure and relations with its shareholders, issuance of Shares of the Fund and registration and qualification of Shares under federal, state and other laws;

(m)          the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

(n)           insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Adviser;

(o)           expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

(p)           interest payable on Fund borrowings;

(q)           such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation that the Fund may have to provide indemnity with respect thereto;

(r)            expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

(s)            all other expenses permitted by the Prospectus and Statement of Additional Information of the Fund as being paid by the Fund.

SECTION 4.         Advisory Fee.

(a)           The Fund hereby agrees to compensate the Adviser for its services and its related expenses at an annual rate of 1.10% based upon the Fund’s net assets as of month end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.  The Adviser may waive a portion of its fees.  If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis.  Subject to the provisions of Section 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Compensation will be paid to the Adviser before giving effect to any repurchase of limited liability company interests in the Fund effective as of that date.

(b)           The Adviser may direct the Fund’s administrator or sub-administrator to pay to any sub-adviser a portion of the compensation payable to the Adviser pursuant to Section 4(a) out of the assets of the Fund; provided, however, that in such case the compensation payable to the Adviser hereunder will be reduced by the amount of any compensation paid directly by the Fund to such sub-adviser.

SECTION 5.         Indemnification.

(a)           The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund.  Notwithstanding the foregoing, the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Fund cannot lawfully waive.

(b)           The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Managers of the Fund determine that the facts then known to them would not preclude indemnification.  In addition, at least one of the following conditions must be met:  (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Managers of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Managers”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Manager, Indemnitee provides the written affirmation referred to above.

(c)           All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Managers of the Fund, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)           Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Managers, officers or employees of the Fund, regardless of whether such counsel or other person may also be a Manager.

(e)           The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

SECTION 6.         Relations with Fund.

Subject to and in accordance with the organizational documents of the Adviser and the Fund, as well as their policies and procedures and codes of ethics, it is understood that Managers, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Adviser (or any successor thereof) are or may be interested in the Fund as Managers, officers, agents, shareholders or otherwise, and that the Adviser (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

SECTION 7.         Liability of Adviser.

The Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any Disabling Conduct nor shall any provision hereof be deemed to protect any Manager or officer of the Fund against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

SECTION 8.         Duration and Termination of this Agreement.

(a)           Duration.  This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following:  (1) the approval of the Fund’s Board of Managers, including approval by a vote of a majority of the Managers who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement.  Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 8(c), so long as such continuance is approved at least annually (a) by either the Fund’s Board of Managers or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Managers of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)           Amendment.  No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.  Any amendment of this Agreement shall be subject to the 1940 Act including the interpretation thereof that amendments that do not increase the compensation of the Adviser or otherwise fundamentally alter the relationship of the Fund with the Adviser do not require shareholder approval if approved by the requisite majority of the Fund’s Managers who are not “interested persons” (as defined in the 1940 Act) of the Fund.

(c)           Termination.  This Agreement may be terminated at any time, without payment of any penalty, by vote of the Fund’s Board of Managers, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party.

(d)           Automatic Termination.  This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

SECTION 9.         Services Not Exclusive.

The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Adviser will undertake no activities that, in its reasonable good faith judgment, will adversely affect the performance of its obligations under this Agreement.  In addition, the parties may enter into other agreements pursuant to which the Adviser provides administrative or other, non-investment advisory services to the Fund, and the Adviser may be compensated for such other services.

SECTION 10.       Notices.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices.  Until further notice to the other party, the address of each party to this Agreement for this purpose shall be Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010.

SECTION 11.       Governing Law; Severability; Counterparts.

(a)           This Agreement shall be construed in accordance with the laws of the State of New York, and the applicable provisions of the 1940 Act.  To the extent that applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

(b)           Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

SECTION 12.       Miscellaneous.

(a)           If the Adviser enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Adviser, it agrees to give the Fund the lesser of 60 days’ written notice and such notice as is reasonably practicable before consummating the transaction.

(b)           Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)           No person other than the Fund and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement.  Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BROOKFIELD INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

CENTER COAST CORE MLP FUND I, LLC

By:
Name:
Title:

Appendix B

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Fund of Center Coast Core MLP Fund I, LLC and Center Coast Core MLP Fund II, LLC (the “Funds”), the Board of Directors (the “Board”) of  the Funds hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Funds. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Funds (a “disinterested trustee”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested trustee shall serve on the Committee if he or she has accepted any compensation from the Funds, its Advisor, any affiliated person of the Funds, or any affiliated person of such a person, other than in his or her capacity as a member of  the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•      Recommending which firm to engage as the Funds’ independent auditor as required  by Section 32 of the 1940 Act, and whether to terminate this relationship.

•      Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•      Pre-approving all audit and permitted non-audit services the independent auditor provides to the Funds, and all services that the independent auditor provides to the Funds’ Advisor(s) and Advisor affiliates (whether or not directly related to the Funds’ operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another Advisor, and (b) de minimis non-audit services, shall not require pre-approval.

•      Serving as a channel of communication between the independent auditor and the Board.

•      Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Funds that are material to the Funds as a whole, if any, and management’s responses to any such reports.

•      Reviewing any significant disputes between the Funds’ management and the independent auditor that arose in connection with the preparation of the Funds’ audited financial statements and any unusual circumstances reflected in those financial statements.

B-1

•      Considering, in consultation with the independent auditor and the Funds’ senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Funds’ internal financial controls.

•      Reviewing, in consultation with the Funds’ independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements.

•      Reviewing the procedures employed by the Funds in preparing published financial statements and related management commentaries.

•      Reviewing and, where warranted, investigating allegations of misconduct affecting the Funds’ accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Funds’ management is responsible for (i) the preparation, presentation and integrity of the Funds’ financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Funds’ independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence;

(d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the  firm, the firm’s manner of communicating weaknesses noted in the Funds’ internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•               The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•               The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Funds management.

•               The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

•               The Committee shall periodically review all procedures adopted by the Funds relating to the Funds’ financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Funds’ net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Funds.

Effective: May 26, 2011

B-2

Appendix C

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Directors of the Center Coast Core MLP Fund I, LLC and Center Coast Core MLP Fund II, LLC (the “Funds”) shall consist of such Directors of the Funds as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”).  The duties and powers of the Committee are to select  and nominate the appropriate number of candidates for election or appointment as members of the Board of Directors and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Directors, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Funds’ Advisor and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might  impair independence (e.g., business, financial or family relationships with the Funds’ Advisor or other service providers). Persons selected as Independent Directors must not be “interested persons” as defined under the Act.  Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Directors. A shareholder nomination for Director may be submitted to the Funds by sending the nomination to the Funds’ Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Directors, including a majority of its Independent Directors, and reported on the Funds’ next filing on Form N-CSR.

The Committee shall meet as requested by the Funds’ Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report  all of its actions to the Board of Directors at its next meeting following such actions. The Committee  shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Directors.

Effective: May 26, 2011

C-1

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

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PLEASE CAST YOUR PROXY VOTE

Center Coast Core MLP Fund I, LLC

PROXY FOR A SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON JANUARY 23, 2018

The undersigned hereby appoints WILLIAM H. BAUCH AND RACHEL HOLLOWELL, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all units of Center Coast Core MLP Fund I, LLC (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Unitholders of the Fund to be held at the offices of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, Texas 77002, on Tuesday, January 23, 2018, at 3:30 p.m. (Central time), and at any adjournments, postponements or delays thereof (the “Meeting”).  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy is solicited on behalf of the Fund, and each of the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Managers and recommended for approval by shareholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Managers’ recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call 713-759-1400, Monday through Friday 9 a.m. to 5 p.m. Central Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on January 23, 2018.  The proxy statement is available by calling 713-759-1400.

Center Coast Core MLP Fund I, LLC	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Fund.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

		FOR	AGAINST	ABSTAIN

1	To approve a new investment advisory agreement between the Fund and Brookfield Investment Management Inc.	O	O	O

2	To elect the manager nominees to hold office until successors are duly elected and qualifies.

	NOMINEES	FOR	AGAINST	ABSTAIN
	David Levi	O	O	O
	Edward A. Kaczmarski	O	O	O
	Stuart A. MacFarland	O	O	O
	Louis P. Salvatore	O	O	O
	Heather S. Goldman	O	O	O

3.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

THANK YOU FOR VOTING